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                                                                    Exhibit 1.01




                                          January 29, 1998



Salomon Smith Barney Holdings Inc.
388 Greenwich Street
New York, New York 10013

Attention:  Chief Financial Officer

Dear Sirs:

      We understand that Salomon Smith Barney Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell $300,000,000 aggregate principal amount of its 6-1/8% Notes due January 15, 2003 (the "Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, we, as underwriters (the "Underwriters"), offer to purchase, severally and not jointly, the principal amount of the Securities as set forth opposite our respective names on the list attached hereto at 99.105% of the principal amount thereof. The Closing Date shall be February 3, 1998 at 9:00 a.m. at the offices of Salomon Smith Barney Holdings Inc., 388 Greenwich Street, New York, New York 10013.

      The Securities shall have the following terms:

      Title:                   6-1/8% Notes due January 15, 2003

      Maturity:                January 15, 2003

      Interest Rate:           6-1/8% per annum

      Interest Payment
         Dates:                January 15 and July 15, commencing July 15, 1998

      Regular Record
         Dates:                January 1 and July 1
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      Initial Price
         To Public:            99.605% of the principal amount thereof plus
                               accrued interest from February 3, 1998, to date of payment and delivery

      Redemption
         Provisions:           The Securities are not redeemable by the
                               Company prior to maturity

      All the provisions contained in the document entitled "Salomon Smith Barney Holdings Inc. - Debt Securities - Underwriting Agreement Basic Provisions" and dated December 1, 1997 (the "Basic Provisions"), a copy of which you have previously received, are, except as indicated below, herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

         Basic Provisions varied with respect to this Terms Agreement:

(A) Notwithstanding the provisions set forth in Section 3 of the Basic Provisions, the Company and the Underwriters hereby agree that the Securities will be in the form of Book-Entry Notes and shall be delivered on February 3, 1998 against payment of the purchase price to the Company by wire transfer in immediately available funds to such accounts with such financial institutions as the Company may direct.

(B) In the first line of Section 2(a), delete "A registration statement on Form S-3 (File No. 333-38931), including a prospectus, relating to the Securities has been prepared" and insert in lieu thereof "Registration Statements on Form S-3 (File Nos. 333-38931 and 333-01807), including a prospectus, relating to the Securities have been prepared." In the tenth line of Section 2(a), delete "has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time" and insert in lieu thereof "have been filed with the Commission and have become effective. Such registration statements and prospectus may have been amended or supplemented from time to time." Any references in


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      the Basic Provisions to a Registration Statement shall be deemed a reference to such Registration Statements on Form S-3.


      The Underwriters hereby agree in connection with the underwriting of the Securities to comply with the requirements set forth in any applicable sections of Section 2720 to the By-Laws of the National Association of Securities Dealers, Inc.

      Robert H. Mundheim, Esq., is counsel to the Company. Skadden, Arps, Slate, Meagher & Flom LLP is counsel to the Underwriters.

      Please accept this offer no later than 9:00 p.m. on January 29, 1998, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:


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      "We hereby accept your offer, set forth in the Terms Agreement, dated
January 29, 1998, to purchase the Securities on the terms set forth therein."

                                    Very truly yours,


                                    SALOMON BROTHERS INC
                                    ABN AMRO CHICAGO CORPORATION

                                    BANC ONE CAPITAL CORPORATION

                                    BEAR, STEARNS & CO. INC.

                                    NATIONSBANC MONTGOMERY
                                      SECURITIES LLC


                                    By SALOMON BROTHERS INC


                                  By: /s/ Suni P. Harford
                                     -----------------------------
                                      Name:  Suni P. Harford
                                      Title: Vice President


ACCEPTED:

SALOMON SMITH BARNEY HOLDINGS INC.


By: /s/ Mark I. Kleinman
   -----------------------
   Name:  Mark I. Kleinman
   Title: Deputy Treasurer


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
Underwriters                                      Principal Amount
------------                                      ----------------
Salomon Brothers Inc                                $ 60,000,000
ABN AMRO Chicago Corporation                          60,000,000
Banc One Capital Corporation                          60,000,000
Bear, Stearns & Co. Inc.                              60,000,000
NationsBanc Montgomery Securities LLC                 60,000,000
                                                    ------------
                  Total                             $300,000,000


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